UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of Report: June 10, 2015
 (Date of earliest event reported)

Firsthand Technology Value Fund, Inc.
 (Exact name of registrant as specified in its charter)

Maryland	814-00830	27-3008946
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

150 Almaden Blvd., Suite 1250		95113
San Jose, CA		(Zip Code)
(Address of principal executive offices)

(800) 976-8776
 (Registrant's telephone number, including area code)

Not Applicable
 (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On June 10, 2015, Firsthand Technology Value Fund, Inc. issued a press release announcing its top portfolio holdings at the end of May 2015. The top holdings include IntraOp Medical, Pivotal, Turn, Mattson and QMAT. The press release also announced that, as of May 31, 2015, the Fund’s top holdings constituted 44.3% of the Fund’s estimated net assets.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
None

(b) Pro forma financial information:
None

(c) Shell company transactions:
None

(d) Exhibits

99.1 Press Release dated June 10, 2015.

SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 10, 2015	FIRSTHAND TECHNOLOGY VALUE FUND, INC.

	By:	/s/ Kevin Landis
Kevin Landis
President

Exhibit Index
Exhibit No.	Description
99.1	Press release dated June 10, 2015